Basic and Diluted Loss Per Share	12 Months Ended
Dec. 31, 2021
Basic and Diluted Loss Per Share
Basic and Diluted Loss Per Share

Note 23. Basic and Diluted Loss Per Share

Basic earnings (loss) per share are calculated by dividing net income (loss) attributable to owners of the Company by the weighted average number of ordinary shares outstanding during the period.

	Year ended
	December 31,
(in thousands of euros)	2019	2020	2021
Net loss for the period	(30,218)	(33,619)	(49,635)
Weighted average number of outstanding shares used for computing basic/diluted loss per share	23,519,897	33,874,751	39,168,152
Basic/diluted loss per share (in €)	(1.28)	(0.99)	(1.27)

As the Company recorded a loss in 2019, 2020 and 2021, diluted earnings (loss) per share are identical to basic earnings (loss) per share. Share-based payment plans (BSAs, BSPCEs and AGAs) are not included as their effects would be anti-dilutive.